UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2019

FS Investment Corporation III

(Exact name of Registrant as specified in its charter)

Maryland	814-01047	90-0994912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

      Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Introductory Note.

On June 18, 2015, two wholly owned, special-purpose financing subsidiaries of FS Investment Corporation III (the “Company”), Germantown Funding LLC (“Germantown Funding”) and Society Hill Funding LLC (“Society Hill Funding”), entered into a debt financing agreement (the “Goldman Sachs Repurchase Facility”) with Goldman Sachs Bank USA (“Goldman Sachs”). Under the Goldman Sachs Repurchase Facility, Germantown Funding issued floating rate notes (the “Notes”) to Society Hill Funding pursuant to an Indenture, dated as of June 18, 2015 (as may have been amended, modified or supplemented from time to time, the “Indenture”), with Citibank, N.A., as trustee. The Notes were, in turn, purchased by Goldman Sachs for a purchase price of $300 million pursuant to a Master Repurchase Agreement, dated as of June 18, 2015 (as may have been amended, modified or supplemented from time to time, together with the related annex and confirmations thereto, as amended and restated, the “Repurchase Agreement”).

On July 10, 2019, the Company, Germantown Funding, Society Hill Funding and Goldman Sachs effected a series of transactions to refinance the Goldman Sachs Repurchase Facility through a $300 million senior-secured loan with Goldman Sachs as administrative agent and lender. The events described below took place in connection with the refinancing.

Item 1.01.    Entry into a Material Definitive Agreement.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

On July 10, 2019, Germantown Funding entered into a Credit Agreement (the “Credit Agreement” and, together with the related transaction documents, the “Germantown Funding Term Loan Facility”), with Goldman Sachs, as lender, sole lead arranger, administrative agent and calculation agent, and Wells Fargo Bank, National Association, as collateral agent and collateral administrator, pursuant to which Goldman Sachs advanced $300,000,000 to Germantown Funding. Borrowings under the Germantown Funding Term Loan Facility accrue interest at a rate equal to the three-month London Interbank Offered Rate (LIBOR) plus 2.50% per annum. Interest is payable quarterly in arrears. The Credit Agreement will mature, and the principal and accrued and unpaid interest thereunder, will be due and payable, on December 15, 2019.

Under the Germantown Funding Term Loan Facility, Germantown Funding made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements.

The Credit Agreement contains “Events of Default” for similar financing transactions, including: (i) the failure by Germantown Funding to make principal payment when due or any other payments under the Credit Agreement within five business days of when they are due; (ii) the failure by Germantown Funding to disburse amounts in excess of $1,000 in accordance with the priority of payments within 10 business days of when they are due; (iii) the failure by Germantown Funding (or its written admission that it will be unable) to pay its debts as they become due; (iv) the insolvency or bankruptcy of Germantown Funding; (v) breaches of representations or warranties by Germantown Funding or the Company in any material respect; (vi) the failure by Germantown Funding to comply with certain covenants and obligations under the Germantown Funding Term Loan Facility (including the failure to post cash margin as required), subject to customary grace periods; and (vii) the failure by Germantown Funding to commit to sell any portfolio assets that become defaulted obligations within 30 days, subject to extension so long as Germantown Funding continues to use commercially reasonable efforts to sell such defaulted assets thereafter.

Upon the occurrence and during the continuation of an “Event of Default,” Goldman Sachs may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The occurrence of an “Event of Default” also triggers a requirement that the Company obtain the consent of Goldman Sachs prior to acting on behalf of, or otherwise directing, Germantown Funding in connection with any sale or disposition with respect to portfolio assets.

Germantown Funding’s obligations to Goldman Sachs under the Germantown Funding Term Loan Facility are secured by a first priority security interest in substantially all of the assets of Germantown Funding, including its portfolio of assets. The obligations of Germantown Funding under the Germantown Funding Term Loan Facility are non-recourse to the Company, and the Company’s exposure under the Germantown Funding Term Loan Facility is limited to the value of the Company’s investment in Germantown Funding. Borrowings of Germantown Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended, applicable to business development companies.

In connection with the Germantown Funding Term Loan Facility, the Company, Germantown Funding, Society Hill Funding and Goldman Sachs terminated the Goldman Sachs Repurchase Facility by (i) effecting a cancellation of the Notes issued by Germantown Funding to Society Hill Funding pursuant to the Indenture; (ii) discharging the Indenture; and (iii) terminating the Repurchase Agreement.

The Company and/or its subsidiaries paid certain fees to Goldman Sachs in connection with the Germantown Funding Term Loan Facility, the termination of the Goldman Sachs Repurchase Facility and the related transactions.

The foregoing description of the Germantown Funding Term Loan Facility as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.      Financial Statements and Exhibits.

(d)        Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Credit Agreement, dated as of July 10, 2019, among Germantown Funding LLC, Goldman Sachs Bank USA, as lender, sole lead arranger, administrative agent and calculation agent, and Wells Fargo Bank, National Association, as collateral agent and collateral administrator.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation III

Date:	July 16, 2019	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Credit Agreement, dated as of July 10, 2019, among Germantown Funding LLC, Goldman Sachs Bank USA, as lender, sole lead arranger, administrative agent and calculation agent, and Wells Fargo Bank, National Association, as collateral agent and collateral administrator.